Derivatives	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Derivatives
24 Derivatives

	Derivative asset		Derivative liability
	2019	2018	2019	2018
Derivatives for general account
Derivatives not designated in a hedge	10,134	6,904	11,060	6,879
Derivatives designated as fair value hedges	21	30	26	29
Derivatives designated as cash flow hedges	390	289	320	151

Derivatives designated as Net foreign investment hedges	112	115	96	114
	10,658	7,337	11,501	7,174
Derivatives for account of policyholders

Derivatives not designated in a hedge	499	278	114	56
Total derivatives 1)	11,157	7,615	11,616	7,230

1	Refer to note 44 Fair value for a summary of all financial assets and financial liabilities at fair value through profit or loss.
The fair value of derivatives on the asset and liability side of the consolidated statement of financial position increased during 2019 mainly due to changes in interest rates and changes in the credit spread, as well as purchases, disposals and maturities. Refer to note 44 Fair value for details on fair value measurement of derivatives.
Of the derivatives EUR 581 million (2018: EUR 1,643 million) and EUR 2,300 million (2018: EUR 1,886 million) are current derivative assets and liabilities respectively.
Aegon the Netherlands partially hedges the risk of future longevity increases in the Netherlands related to a part of its insurance liabilities. These longevity derivatives are constructed to pay out if the mortality rates in future years have decreased more than a predetermined percentage compared with the base scenario at the moment of signing the contract.
The above mentioned transactions are used to enhance Aegon’s risk-return profile and to improve capital efficiency.
The derivatives are measured at fair value through profit or loss in accordance with IAS 39. The value of the longevity derivatives are calculated using an internal model as there is no active market for this type of derivatives. For more details refer to the paragraph on underwriting risk included in note 34 Insurance contracts and the paragraph on derivatives included in note 44 Fair value.

Use of derivatives
Derivatives not designated in a hedge - general account

	Derivative asset		Derivative liability
Derivatives not designated in a hedge – general account	2019	2018	2019	2018
Derivatives held as an economic hedge	10,118	6,808	7,854	4,278
Bifurcated embedded derivatives	16	5	3,197	2,588

Other	-	91	9	12
Total	10,134	6,904	11,060	6,879
Aegon utilizes derivative instruments as a part of its asset liability risk management practices. The derivatives held for risk management purposes are classified as economic hedges to the extent that they do not qualify for hedge accounting, or that Aegon has elected not to apply hedge accounting. The economic hedges of certain exposures relate to an existing asset, liability or future reinvestment risk. In all cases, these are in accordance with internal risk guidelines and are closely monitored for continuing compliance.
Bifurcated embedded derivatives that are not closely related to the host contracts have been bifurcated and recorded at fair value in the consolidated statement of financial position. These bifurcated embedded derivatives are embedded in various institutional products, modified coinsurance and unit-linked insurance contracts in the form of guarantees for minimum benefits. Please refer to note 36 Guarantees in insurance contracts for more disclosures about these guarantees.
CDSs
Aegon has entered into free-standing credit derivative transactions. The positions outstanding at the end of the year were:

	2019		2018
Credit derivative disclosure by quality	Notional	Fair value	Notional	Fair value
AAA	10	-	16	-
AA	106	3	97	1
A	915	13	764	10
BBB	3,258	70	3,201	45
BB	97	3	226	5
B or lower	58	-	54	(3)
Total	4,444	89	4,358	57
Certain derivatives are used to add risk by selling protection in the form of single name and index based credit default swaps. This involves the purchase of high quality, low risk assets and the sale of credit derivatives. The table above provides a breakdown in credit quality of these credit derivatives.
Derivatives designated as fair value hedges
Aegon’s fair value hedges consist mainly of interest rate swaps, swaptions, equity and fixed income total return swaps, equity options, equity futures, bond futures and variance swaps that are used to protect against changes in the fair value of interest rate and equity sensitive instruments or liabilities. Gains and losses on derivatives designated under fair value hedge accounting are recognized in the income statement. The effective portion of the fair value change on the hedged item is also recognized in the income statement. As a result, only the net accounting ineffectiveness has an impact on the net result.
Aegon has entered into interest rate swap agreements that effectively convert certain fixed-rate assets and liabilities to a floating-rate basis (generally to six months or less LIBOR). These hedges are used for portfolio management to better match assets to liabilities or to protect the value of the hedged item from interest rate movements. These agreements involve the payment or receipt of fixed-rate interest amounts in exchange for floating-rate interest amounts over the life of the agreement without the exchange of the underlying principal amounts. Some of the arrangements use forward starting swaps to better match the duration of assets and liabilities.
Aegon has entered into cross-currency interest rate swap agreements that effectively convert certain foreign currency fixed-rate and floating-rate assets and liabilities to US dollar floating-rate assets and liabilities. These agreements involve the exchange of the underlying principal amounts.

For the years ended December 31, 2019, 2018 and 2017, Aegon recognized gains and (losses) related to the ineffectiveness portion of designated fair value hedges of EUR 22 million, EUR (9) million and EUR (6) million respectively. No portion of derivatives was excluded when assessing hedge effectiveness.
Derivatives designated as cash flow hedges
Aegon has entered primarily into interest rate swap agreements that effectively convert certain variable-rate assets and liabilities to a fixed-rate basis in order to match the cash flows of the assets and liabilities within Aegon’s portfolio more closely. These agreements involve the payment or receipt of variable-rate interest amounts in exchange for fixed-rate interest amounts over the life of the agreement without the exchange of the underlying principal amounts. Aegon hedges its exposure to the variability of future cash flows from the interest rate movements for terms up to 25 years for hedges converting existing floating-rate assets and liabilities to fixed-rate assets.
Aegon uses forward starting interest rate swap agreements to hedge the variability in future cash flows associated with the forecasted purchase of fixed-income assets. These agreements reduce the impact of future interest rate changes on the forecasted transaction. Fair value adjustments for these interest rate swaps are deferred and recorded in equity until the occurrence of the forecasted transaction at which time the interest rate swaps will be terminated. The accumulated gain or loss in equity will be amortized into investment income as the acquired asset affects income. Aegon hedges its exposure to the variability of future cash flows from interest rate movements for terms up to 24 years. The cash flows from these hedging instruments are expected to affect the profit and loss for approximately the next 33 years. For the year ended December 31, 2019, the contracts for which cash flow hedge accounting was terminated resulted in deferred gains of EUR 112 million (2018: EUR 57 million) that are recognized directly in equity to be reclassified into net income during the period when the cash flows occur of the underlying hedged items. During the year ended December 31, 2019, none of Aegon’s cash flow hedges were discontinued as it was highly probable that the original forecasted transactions would occur by the end of the originally specified time period documented at the inception of the hedging relationship. Aegon projects investment needs many years into the future in order to support the insurance liabilities and pay all contractual obligations arising from the policies in force today.
In addition, Aegon also makes use of cross currency swaps to convert variable or fixed foreign currency cash flows into fixed cash flows in local currencies. The cash flows from these hedging instruments are expected to occur over the next 31 years. These agreements involve the exchange of the underlying principal amounts.
For the year ended December 31, 2019, Aegon recognized EUR 0 million of hedge ineffectiveness on cash flow hedges (2018: EUR 2 million loss; 2017: EUR 0 million). In 2019, EUR 51 million gain was reclassified from equity into the income statement (2018: EUR 62 million loss, 2017: EUR 113 million loss). The amount of deferred gains or losses to be reclassified from equity into net income during the next 12 months is expected to be EUR 89 million gain.
The periods when the cash flows are expected to occur are as follows:

	< 1 year	1 – 5 years	5 – 10 years	> 10 years	2019 Total
Cash inflows	597	928	875	5,764	8,165
Cash outflows	-	1	3	-	4
Net cash flows	597	927	872	5,764	8,160

	< 1 year	1 – 5 years	5 – 10 years	> 10 years	2018 Total
Cash inflows	95	321	301	5,582	6,299
Cash outflows	-	1	3	-	5
Net cash flows	95	320	297	5,582	6,294
Effect of uncertainty of IBOR reform on derivatives designated as fair value and cash flows hedges
The future of IBORs (Interbank Offered Rates) such as Euribor, Eonia and LIBOR has been a major topic on the global agenda since the G20 asked the Financial Stability Board (FSB) to undertake a fundamental review of leading interest rate benchmarks in 2013. The FSB proposed new standards to reform interest rate benchmarks and the use of transaction-based input data instead of non-transactional/panel input data. In the EU this is adopted in the new Benchmark Regulation (BMR) which stipulates that from January 2020 only BMR compliant benchmarks may be used within the EU.
Despite current uncertainties on how the transition from IBORs to alternative benchmarks will be managed, it is widely acknowledged that IBOR benchmarks impact financial products and contracts, including among others derivatives, corporate bonds, structured debt products, deposits and mortgages. Aegon recognizes that IBOR transitions potentially have implications for all reporting units, including its insurance, asset management and banking activities. In order to facilitate an orderly transition from the different IBORs to the new risk free rates Aegon has established for each region a project group led by the local CFO. Transition plans have been prepared by each unit covering the impact on the business- and operating models and include among others project solutions and actions, timelines and ownership to ensure timely preparation and implementation. Aegon has identified a number of legal, financial, pricing, operational and conduct risks and are in the process of addressing these. Aegon continues to analyze these risks and their evolution over the course of the transition. In addition Aegon will continue to engage with industry participants on the transition while monitoring further transition guidance and insights from the different market working groups and regulators.
The majority of the fair value and cash flow hedges are directly exposed to changes in benchmark rates (predominantly Eonia, Euribor, and USD Libor), as it is not clear until when these benchmark rates will be continued and how they will transition to alternative rates. For example, the majority of financial instruments designated as fair value or cash flow hedges have a maturity date beyond December 31, 2021 (Net notional amount: EUR 1,594 million).
Aegon applies the reliefs offered in IAS 39 to ensure that this uncertainty does not result in the early termination of hedge accounting, whilst also assuming for measurement purposes that, owing to the general principle of equivalence, transitions to alternative rates will not result in significant contract modifications.
Net foreign investment hedges
Aegon funds its investments in insurance subsidiaries with a mixture of debt and equity. Aegon aims to denominate debt funding in the same currency as the functional currency of the investment. Investments outside the Eurozone, the United States and the United Kingdom are funded in euros. When the debt funding of investments is not in the functional currency of the investment, Aegon uses derivatives to swap the currency exposure of the debt instrument to the appropriate functional currency. This policy will ensure that total capital will reflect currency movements without distorting debt to shareholders’ equity ratios. Aegon utilizes various financial instruments as designated hedging instruments of its foreign investments. These instruments include long-term and short-term borrowings, short-term debts to credit institutions, cross currency swap contracts and forward foreign exchange contracts.